                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 12, 2000

                (Date of earliest event reported): July 25, 2000

                        DITECH COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

     000-26209                                            94-2935531
(Commission File No.)                          (IRS Employer Identification No.)



                             825 E. MIDDLEFIELD ROAD
                             MOUNTAIN VIEW, CA 94043
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 623-1300


                           -------------------------

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         The undersigned registrant, Ditech Communications Corporation, a Delaware corporation (the "Company"), hereby amends its Current Report on Form 8-K previously filed with the Securities and Exchange Commission on August 8, 2000, relating to the Company's acquisition of Atmosphere Networks, Inc., a Delaware corporation ("Atmosphere"), on July 25, 2000, by means of a reverse triangular merger in which a wholly-owned subsidiary of the Company ("Merger Sub") was merged with and into Atmosphere. Such Current Report indicated that the required financial statements and pro forma financial information would be filed as soon as practicable after the date of such report. The financial statements and pro forma financial information are filed herewith.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

           See Exhibit 99.3 for audited financial statements of Atmosphere Networks, Inc.

           (b)  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

           The following unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements and notes thereto of the Company's Annual Report on Form 10-K/A for the fiscal year ended April 30, 2000, as filed with the Securities and Exchange Commission on August 10, 2000, and the historical financial statements and notes thereto of Atmosphere, included as exhibits herein.

           The following unaudited pro forma condensed combined financial statements give effect to the Company's acquisition of Atmosphere, which was accounted for as a purchase. The unaudited pro forma condensed combined balance sheet presents the combined financial position of the Company and Atmosphere as of April 30, 2000, assuming that the merger had occurred as of April 30, 2000. Such pro forma information is based upon the historical balance sheet data of the Company as of April 30, 2000 and Atmosphere as of March 31, 2000. The unaudited pro forma condensed combined statement of operations gives effect to the merger, assuming that it had occurred as of May 1, 1999, of the Company and Atmosphere by combining the results of operations of the Company for the year ended April 30, 2000 and Atmosphere for the year ended March 31, 2000.

           The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the mergers had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position.

                                       1.

                        DITECH COMMUNICATIONS CORPORATION
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF APRIL 30, 2000
                                 (in thousands)

                                                                                              Pro Forma          Pro Forma
                                                        Ditech           Atmosphere          Adjustments         Combined
                                                   -----------------   ----------------    ----------------   ----------------
                     ASSETS
Cash and Cash Equivalents                                   $88,616            $17,599         $(8,310)(b)            $97,905
Accounts Receivable, net                                     20,349                171              --                 20,520
Inventory, net                                                6,596                300              --                  6,896
Income Taxes Receivable                                       1,412                 --              --                  1,412
Prepaids and Other Current Assets                             2,191                480              --                  2,671
                                                   -----------------   ----------------    ----------------   ----------------

   Total Current Assets                                     119,164             18,550          (8,310)               129,404

Property, Plant and Equipment, net                            2,680              2,716            (950)(a)              4,446
Purchased Technology and Goodwill, net                       35,407                 --          63,153(b)              98,560
Deferred Income Taxes                                         4,703                 --          10,977(a)              15,680
Other Assets                                                  3,198                 --           1,500(b)               4,698
                                                   -----------------   ----------------    ----------------   ----------------

   TOTAL ASSETS                                            $165,152            $21,266         $66,370               $252,788
                                                   =================   ================    ================   ================

   LIABILITIES AND STOCKHOLDERS'
   EQUITY

Accounts Payable                                             $5,201             $1,231            $ --                 $6,432
Accrued Expenses                                              4,228              3,296             192(a)               7,716
Other Current Liabilities                                     2,074              1,915           1,662(a)               5,651
Current Portion of Long-Term Obligations                         55              3,402           2,595(a)               6,052
                                                   -----------------   ----------------    ----------------   ----------------

   Total Current Liabilities                                 11,558              9,844           4,449                 25,851

Long-Term Obligations                                            21              2,088          (2,088)(a)                 21
                                                   -----------------   ----------------    ----------------   ----------------

   Total Liabilities                                         11,579             11,932           2,361                 25,872
                                                   -----------------   ----------------    ----------------   ----------------

Preferred Stock                                                  --                 12             (12)(b)                 --
Common Stock                                                     28                  7              (6)(b)                 29
Deferred Stock Compensation                                 (21,937)                --         (19,683)(d)            (41,620)
Additional Paid in Capital                                  171,119             41,246          51,792(b)(d)          264,157
Notes Receivable from Shareholders                               --                (13)             --                    (13)
Accumulated Translation Adjustment                               --               (265)            265(a)                  --
Retained Earnings/(Accumulated Deficit)                       4,363            (31,653)         31,653(a)               4,363
                                                   -----------------   ----------------    ----------------   ----------------

   Total Stockholders' Equity                               153,573              9,334          64,009                226,916
                                                   -----------------   ----------------    ----------------   ----------------

   TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                                    $165,152            $21,266         $66,370               $252,788
                                                   =================   ================    ================   ================

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.


                                       2.

                        DITECH COMMUNICATIONS CORPORATION
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                            YEAR ENDED APRIL 30, 2000
                    (in thousands, except per share amounts)


                                                                                          Pro Forma            Pro Forma
                                                   Ditech            Atmosphere          Adjustments           Combined
                                              -----------------    ----------------    -----------------    ----------------
Revenue                                               $116,946              $2,494           $     --              $119,440
Cost of Goods Sold                                      34,913               2,618                 --                37,531
                                              -----------------    ----------------    -----------------    ----------------
Gross Profit                                            82,033                (124)                                  81,909

Operating Expenses
   Sales and Marketing                                   9,411               4,542                 --                13,953
   Research and Development                              8,559               8,712              5,529(d)             22,800
   General and Administrative                            4,296                 919                 --                 5,215
   Purchased Research and Development                    8,684                  --                 --                 8,684
   Amortization of Goodwill and Other
      Acquisition Related Intangibles                    1,860                  --             16,166(c)             18,026
                                              -----------------    ----------------    -----------------    ----------------

   Total Operating Expenses                             32,810              14,173             21,695                68,678

Operating Income/(Loss)                                 49,223             (14,297)           (21,695)               13,231

Other Income/(Expense)                                   1,545                 (58)                --                 1,487
                                              -----------------    ----------------    -----------------    ----------------
Income/(Loss) Before Income Tax Expense                 50,768             (14,355)           (21,695)               14,718

Provision for Income Taxes                              20,765                   2             (8,152)(e)            12,615
                                              -----------------    ----------------    -----------------    ----------------
Net Income/(Loss)                                       30,003             (14,357)           (13,543)                2,103

Accretion of Mandatorily Redeemable
   Preferred Stock                                          99                  --                 --                    99
                                              -----------------    ----------------    -----------------    ----------------
Net Income/(Loss) Attributable to
   Common Stockholders                                 $29,904             (14,357)          $(13,543)               $2,004
                                              =================    ================    =================    ================

Net Income per Share

   Basic                                                 $1.27              $(1.92)                                   $0.08
                                              =================    ================                         ================
   Diluted                                               $1.11              $(1.92)                                   $0.07
                                              =================    ================                         ================

Weighted Shares Used in Per Share
Calculation

   Basic                                                23,505               7,455                                   24,346
                                              =================    ================                         ================
   Diluted                                              27,016               7,455                                   27,903
                                              =================    ================                         ================


The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.


                                       3.

                        DITECH COMMUNICATIONS CORPORATION

            NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL

                                   STATEMENTS

1.     BASIS OF PRESENTATION

       Effective July 25, 2000, the Company acquired Atmosphere Networks, Inc. in exchange for 841,897 shares of common stock and assumed options to acquire 122,236 shares of common stock, valued at $73.4 million and $7.9 million of cash plus estimated acquisition costs of $400,000. The acquisition is being accounted for as a purchase. Pursuant to Financial Accounting Standards Board ("FASB") Interpretation No. 44, the Company has recorded $2.4 million of deferred compensation associated with unvested options assumed in this acquisition. This deferred compensation will be recognized as compensation expense over the remaining vesting period of the options.

       The allocation of the purchase price is summarized below (in thousands):

Net assets acquired                                                    $15,218
Established workforce                                                    1,500
Goodwill                                                                64,948
                                                              ----------------
           Total purchase price                                        $81,666
                                                              ================


       Based on the Company's intent to focus all future efforts of Atmosphere's workforce on the Company's business and to substantially cease Atmosphere's ongoing operations including sales of its existing products, no amounts have been assigned to purchased research and development or purchased technology. The amounts attributable to the established work force and goodwill will be amortized over their estimated useful lives of four years.

       The Atmosphere Purchase Agreement includes the issuance of nonqualified stock options on approximately 750,000 shares of the Company's common stock at a price equal to a 50% discount from the market value of the stock on its grant date. These options vest over a four-year period from the date of grant on August 1, 2000. The discount from fair market value has been recorded as deferred stock compensation and will be charged to the statement of operations as stock compensation over the four-year vesting period. The total deferred compensation recorded in August 2000 was $17.3 million.

2.     PRO FORMA ADJUSTMENTS

      (a) To adjust recorded assets and liabilities of Atmosphere to their fair value.

      (b) To reflect the purchase price (cash of $7.9 million and common stock valued at $73.4 million) and the resulting intangible assets for goodwill and established workforce as if the acquisition had occurred on April 30, 2000.

                                       4.

      (c) To reflect the amortization of goodwill and the established workforce intangible asset, as if the acquisition had occurred on May 1, 1999.

      (d) To reflect deferred stock compensation (balance sheet) and related amortization (income statement) for options granted at a discount to Atmosphere employees ($17.3 million) and the unvested options assumed ($2.4 million).

      (e) To reflect income taxes/benefits on pro forma losses of Atmosphere at an assumed rate of 40.9%.

           (c)  EXHIBITS

           The following Exhibits are filed as part of this report:

       2.1* Agreement and Plan of Merger and Reorganization, dated as of June 21, 2000, by and among the Company Communications
                      Corporation, a Delaware corporation, Oxygen Acquisition
                      Corporation, a Delaware corporation, and Atmosphere
                      Networks, Inc., a Delaware corporation

       2.2*           Amendment to Agreement and Plan of Merger and
                      Reorganization, dated as of July 25, 2000, by and among the Company Communications Corporation, a Delaware corporation, Oxygen Acquisition Corporation, a Delaware corporation, and Atmosphere Networks, Inc., a Delaware corporation

       23.1           Consent of KPMG LLP, Independent Auditors

       99.1*          Press Release, dated June 22, 2000, entitled "the Company
                      Communications to Acquire Atmosphere Networks ---
                      Acquisition Gives the Company Key Optical Networking
                      Systems Expertise"

       99.2*          Press Release dated as of July 26, 2000, entitled "the
                      Company Communications Completes Acquisition of Atmosphere
                      Networks --- Acquisition Gives the Company Key Optical
                      Networking Systems Expertise"

       99.3           Financial Statements for Atmosphere Networks, Inc.


------------------------
*  Previously filed.


                                       5.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   DITECH COMMUNICATIONS CORPORATION
                                   a Delaware corporation

Dated:  September 12, 2000         By:    /s/ William J. Tamblyn
                                        --------------------------------
                                        William J. Tamblyn
                                        Vice President and Chief Financial
                                        Officer

                                INDEX TO EXHIBITS

       2.1* Agreement and Plan of Merger and Reorganization, dated as of June 21, 2000, by and among the Company Communications
                      Corporation, a Delaware corporation, Oxygen Acquisition
                      Corporation, a Delaware corporation, and Atmosphere
                      Networks, Inc., a Delaware corporation

       2.2*           Amendment to Agreement and Plan of Merger and
                      Reorganization, dated as of July 25, 2000, by and among the Company Communications Corporation, a Delaware corporation, Oxygen Acquisition Corporation, a Delaware corporation, and Atmosphere Networks, Inc., a Delaware corporation

       23.1           Consent of KPMG LLP, Independent Auditors

       99.1*          Press Release, dated June 22, 2000, entitled "the Company
                      Communications to Acquire Atmosphere Networks ---
                      Acquisition Gives the Company Key Optical Networking
                      Systems Expertise"

       99.2*          Press Release dated as of July 26, 2000, entitled "the
                      Company Communications Completes Acquisition of Atmosphere
                      Networks --- Acquisition Gives the Company Key Optical
                      Networking Systems Expertise"

       99.3           Financial Statements for Atmosphere Networks, Inc.


------------------------
*  Previously filed.


                                       1.